UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2016 (November 29, 2016)

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GLOBAL MEDICAL REIT INC.
(Exact name of registrant as specified in its charter)

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Maryland	8091371022	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	4800 Montgomery Lane, Suite 450 Bethesda, MD 20814
	(Address of Principal Executive Offices) (Zip Code)

	(202) 524-6851
(Registrant’s Telephone Number, Including Area Code)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 30, 2016, Global Medical REIT Inc. (the “Company”) announced that it has entered into agreements to acquire three rehabilitation hospitals for an aggregate purchase price of $68,093,000. The three hospitals, discussed further below, are HealthSouth rehabilitation hospitals in Mesa, AZ, Altoona, PA and Mechanicsburg, PA.

HealthSouth East Valley Rehabilitation Hospital – Mesa, AZ

On November 29, 2016, the Company, through a wholly owned subsidiary of the Company’s operating partnership, Global Medical REIT L.P. (the “OP”), entered into a purchase contract (the “Mesa PSA”) with HR ACQUISITION I CORPORATION (the “Mesa Seller”) to acquire the land and buildings known as the HealthSouth East Valley Rehabilitation Hospital (the “Mesa Property”) located in Mesa, AZ from the Mesa Seller for a purchase price of $22,350,000. Serving the residents of Mesa and East Valley, AZ, the hospital is a 60-bed rehabilitation facility which was opened in 2009 and contains approximately 52,000 square feet.

Upon closing of the acquisition of the Mesa Property, the Company will assume from the Mesa Seller the existing triple-net lease agreement (the “Mesa Lease”) pursuant to which the Mesa Property is leased to HealthSouth Mesa Rehabilitation Hospital, LLC with a remaining initial lease term of approximately eight years, subject to four consecutive five-year renewal options by the tenant, which lease is guaranteed by HealthSouth Corporation (“HealthSouth”). The aggregate annual rent for the Mesa Property is currently $1,710,617, subject to 3% annual rent escalations. HealthSouth Mesa Rehabilitation Hospital, LLC has the option under the Mesa Lease to purchase the Mesa Property at the end of the initial lease term and at the end of each renewal term thereof, if any, upon the terms and conditions set forth in the Mesa Lease.

HealthSouth Rehabilitation Hospital of Altoona – Altoona, PA

On November 29, 2016, the Company, through a wholly owned subsidiary of the OP, entered into a purchase contract (the “Altoona PSA”) with HR ACQUISITION OF PENNSYLVANIA, INC. (the “Altoona Seller”) to acquire the land and building comprising the HealthSouth Rehabilitation Hospital of Altoona (the “Altoona Property”) located in Altoona, PA from the Altoona Seller for a purchase price of $21,545,000. The 80-bed, approximately 64,000 square-foot inpatient rehabilitation hospital specializes in the treatment and rehabilitation of amputations, brain injury, neurological disorders, orthopedic conditions, spinal cord injury, and stroke. On-site services include imaging, pharmacy, dental services, laboratory services, renal dialysis, therapeutic radiology, electrical stimulation therapy, upper extremity robotics, diagnostic tools for balance disorders, and Visi-Pitch IV.

Upon closing of the acquisition of the Altoona Property, the Company will assume from the Altoona Seller the existing triple-net lease agreement pursuant to which the Altoona Property is leased to HealthSouth with a remaining initial lease term of approximately 4.5 years, subject to two consecutive five-year renewal options by the tenant. The annual rent for the Altoona Property is currently $1,635,773, subject to annual rent escalations based on increases in the consumer price index, or CPI, but not greater than 4% nor less than 2%.

HealthSouth Rehabilitation Hospital of Mechanicsburg – Mechanicsburg, PA

On November 29, 2016, the Company, through a wholly owned subsidiary of the OP, entered into a purchase contract (the “Mechanicsburg PSA” and together with the Mesa PSA and the Altoona PSA, the “Related Contracts” and the transactions contemplated thereby, the “Transactions” and each a “Transaction”) with HR ACQUISITION OF PENNSYLVANIA, INC. (the “Mechanicsburg Seller”) to (i) acquire the land and building comprising the HealthSouth Rehabilitation Hospital of Mechanicsburg (the “Mechanicsburg Property” and together with the Mesa Property and the Altoona Property, the “Properties” and each a “Property”) located in Mechanicsburg, PA from the Mechanicsburg Seller for a purchase price of $24,198,000; and (ii) accept an assignment of the ground lessee’s interest in the Ground Lease dated May 1, 1996 from the Mechanicsburg Seller, whereby PENNSYLVANIA HRT, INC. ground leased the Mechanicsburg Property to the Mechanicsburg Seller (the “Mechanicsburg Lease”). The hospital offers specialized inpatient rehabilitation services, including imaging, laboratory services, a pharmacy, and orthotics to promote rehabilitation from conditions such as joint replacements, stroke, Parkinson’s disease, spinal cord injuries, and traumatic brain injury. The Mechanicsburg Property covers approximately 80,000 square feet and contains 75 beds along with 2 private and 35 semi-private rooms.

Upon closing of the acquisition of the Mechanicsburg Property, the Company will assume from the Mechanicsburg Seller the existing triple-net lease agreement pursuant to which the Mechanicsburg Property is leased to HealthSouth with a remaining initial lease term of approximately 4.5 years, subject to two consecutive five-year renewal options by the tenant. The annual rent for the Mechanicsburg Property is currently $1,836,886, subject to annual rent escalations based on increases in the CPI, but not greater than 4% nor less than 2%. HealthSouth Rehabilitation Corporation has the option under the Mechanicsburg Lease to purchase the Mechanicsburg Property at the end of the initial lease term and at the end of each renewal term thereof, if any, upon the terms and conditions set forth in the Mechanicsburg Lease.

The Company’s obligation to close each of these acquisitions is subject to certain conditions. The Company has the right to terminate, without penalty, a Related Contract on or before December 8, 2016, if, in its sole discretion, it is not satisfied with the results of its ongoing due diligence investigation of a Property. Upon any such termination, the other Related Contracts will automatically terminate.  Further, each of the Transactions is contingent on the other two, so the Company will not close one without closing the other two. The Company’s due diligence period under each Related Contract expires on December 8, 2016, at which time the Company’s earnest money deposits become non-refundable. Upon the expiration of the due diligence period, the Company is obligated to fund an additional deposit under each of the Related Contracts. If the Company terminates a Related Contract after the expiration of the due diligence period, it will forfeit the initial earnest money deposit and the additional deposit referenced in the preceding sentence. All deposits will be applied to the purchase price in each Transaction.  The Transactions also are subject to other customary terms and conditions as set forth in the Related Contracts. Although the Company believes completion of these acquisitions is probable, there is no assurance that the Company will close them.

The above descriptions of the terms and conditions of the Related Contracts and the Transactions contemplated thereby is only a summary and is not intended to be a complete description of the terms and conditions. All of the terms and conditions of the Related Contracts are set forth in the Related Contracts that are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

A copy of the Company’s press release, dated November 30, 2016, announcing the Transactions is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On November 29, 2016, the Company updated a presentation concerning the Company on its website, www.globalmedicalreit.com, on the “Investors” page.

Forward-Looking Statements

This report contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. These statements relate to, among other things, the Company’s expectations regarding the completion of the acquisitions described in this report on the terms and conditions described herein and the expected lease terms. These forward-looking statements are subject to various risks and uncertainties, not all of which are known to the Company and many of which are beyond the Company’s control, which could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties are described in greater detail in the Company’s other filings with the United States Securities and Exchange Commission (the “Commission”), including without limitation the Company’s annual and periodic reports and other documents filed with the Commission. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The Company undertakes no obligation to update these statements after the date of this report.

The information in Exhibit 99.1 referenced in Item 9.01 below is being “furnished” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed by the Company pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.	Description
10.1	Purchase Agreement dated as of November 29, 2016, between GMR MESA, LLC and HR ACQUISITION I CORPORATION.
10.2	Purchase Agreement dated as of November 29, 2016, between GMR ALTOONA, LLC and HR ACQUISITION OF PENNSYLVANIA, INC.
10.3	Purchase Agreement dated as of November 29, 2016, between GMR MECHANICSBURG, LLC, HR ACQUISITION OF PENNSYLVANIA, INC. and PENNSYLVANIA HRT, INC.
99.1	Press release dated November 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MEDICAL REIT INC.

By:	/s/ Conn Flanigan
Conn Flanigan
Secretary and General Counsel

Dated: November 30, 2016

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